UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 17, 2011

Compressco Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 Park Avenue, Suite 1200
Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (405) 677-0221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

           Compressco Partners, L.P. (“Compressco Partners” or the “Partnership”) has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after November 17, 2011 in presentations about the Partnership’s operations and performance. Compressco Partners may use the Presentation Materials in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Partnership and its business. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated in this Item 7.01 by reference. The Presentation Materials will also be posted in the Investor Relations section of Compressco Partners’ website, http://www.compressco.com, on November 17, 2011.

The information contained in the Presentation Materials is summary information that should be considered within the context of the Partnership’s filings with the Securities and Exchange Commission and other public announcements that Compressco Partners may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Compressco Partners may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Partnership specifically disclaims any obligation to do so.

Use of Non-GAAP Financial Information

The Partnership has included in the Presentation Materials statements regarding revenues and net income that are prepared in accordance with generally accepted accounting principles, or “GAAP.” The Partnership has supplemented the guidance that it provides in accordance with GAAP included in the Presentation Materials with disclosures concerning EBITDA and distributable cash flow, each of which is a non-GAAP financial measure. The method the Partnership uses to produce these non-GAAP financial measures may differ from the methods used by other companies. Non-GAAP financial measures used in the Presentation Materials are not measures of financial performance under GAAP and the Partnership’s reference to these non-GAAP financial measures should be considered in addition to the financial information and guidance that is prepared under GAAP and should not be considered a substitute for financial information and guidance presented as consistent with GAAP. The Partnership’s management uses supplemental non-GAAP financial information internally to understand, manage and evaluate the Partnership’s business, to make operating decisions and for planning and forecasting purposes. Reconciliations of the non-GAAP financial measures to the nearest GAAP financial measures are included in the Financial Data Appendix to the Presentation Materials, and are posted in the Investor Relations section of Compressco Partners’ website, http://www.compressco.com.

The information furnished in Item 7.01 and Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compressco Partners, L.P.
By:	Compressco Partners GP Inc., its general partner
By:	/s/Ronald J. Foster
Ronald J. Foster
President
Date: November 17, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation Materials